UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2025

DEFI DEVELOPMENT CORP

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41748	83-2676794
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6401 Congress Avenue, Suite 250
Boca Raton, Florida		33487
(Address of Registrant's Principal Executive Offices)		(Zip Code)

(561) 559-4111 (Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	DFDV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On August 28, 2025, DeFi Development Corp.’s (the “Company”) closed a previously announced private placement offering (the “Offering”) pursuant to subscription agreements entered into with certain institutional and accredited investors, pursuant to which the Company sold and issued an aggregate of (i) 4,171,907 shares (the “Shares”) of the Company’s common stock, par value $0.00001 per share (“Common Stock”) and (ii) pre-funded warrants (the “Pre-Funded Warrants”) to acquire up to 5,781,636 shares of Common Stock (the “Pre-Funded Warrant Shares”) at an exercise price of $0.0001 per share. The purchase price for one share of Common Stock was $12.50 and the purchase price for one Pre-Funded Warrant was $12.4999 per share.

The Offering and sale of the Shares and the Pre-Funded Warrants, including Pre-Funded Warrant Shares, was made in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Regulation D promulgated thereunder. Neither the issuance of the securities, nor the Pre-Funded Warrant Shares, have been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Item 7.01 Regulation FD Disclosure.

On August 28, 2025, after the Offering close, the Company's total shares outstanding was 25,373,702.

The information furnished under this Item 7.01 will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On August 28, 2025, the Company issued a press release announcing an update on its holdings of Solana and Solana equivalents and related metrics.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the press release attached as Exhibit 99.1 hereto, the press release contains forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated as of August 28, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEFI DEVELOPMENT CORP

Date:	August 28, 2025	By:	/s/Joseph Onorati
		Name: Title:	Joseph Onorati Chairman and Chief Executive Officer